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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 25, 2007


                             PATAPSCO BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                    0-28032                  52-1951797
----------------------------   ----------------------    ---------------------
(State or Other Jurisdiction   Commission File Number      (I.R.S. Employer of
 Incorporation)                                            Identification No.)


                 1301 Merritt Boulevard, Dundalk, Maryland      21222
       ------------------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (410) 285-1010
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR.
              -----------

         Effective October 25, 2007, Patapsco Bancorp, Inc. (the "Company amended Article II, Section 2 of its Bylaws to provide that the Company shall hold its annual meeting of stockholders in the month of December instead of October. A copy of the Company's amended Bylaws is attached to this Report as
Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

             (d)   Exhibits

                   Number          Description
                   ------          -----------

                   3.1             Amended Bylaws of Patapsco Bancorp, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      PATAPSCO BANCORP, INC.



Date: October 29, 2007                By: /s/ Michael J. Dee
                                          --------------------------------------
                                          Michael J. Dee
                                          President, Chief Executive Officer and
                                          Chief Financial Officer